ADVANCED SERIES TRUST
AST Small-Cap Growth Portfolio

Supplement dated March 14, 2022 to the
Currently Effective Summary Prospectus, Prospectus, and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Small-Cap Growth Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

New Subadvisory Arrangements, Investment Strategy Change, and Benchmark Change

The Board of Trustees of the Trust (the Board) recently approved: (i) adding Driehaus Capital Management LLC, Massachusetts Financial Services Company and Victory Capital Management Inc. as additional subadvisers to the Portfolio, to serve alongside Emerald Mutual Fund Advisers Trust and UBS Asset Management (Americas) Inc., (ii) revising the investment strategy of the Portfolio, and (iii) changing the Portfolio’s primary and secondary benchmark indexes. These changes are expected to become effective on or about September 12, 2022.

While these changes are expected to become effective on or about September 12, 2022, these changes are contingent on shareholder approval of the reorganization of the AST Small-Cap Growth Opportunity Portfolio into the Portfolio.

More detailed information will also be included in a supplement to the Portfolio’s Summary Prospectus, and the Trust’s Prospectus and SAI in the third quarter of 2022.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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